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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 19, 2001


                               OWOSSO CORPORATION
             (Exact name of registrant as specified in its charter)


        Pennsylvania                    0-25066                23-2756709
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)



            The Triad Building, 2200 Renaissance Boulevard, Suite 150
                            King of Prussia, PA 19406
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (610) 275-4500
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This Report on Form 8-K contains, in addition to historical information, forward-looking statements by Owosso Corporation (the "Company") with regard to the listing of its common stock on The Nasdaq National Market and its application for listing on The Nasdaq SmallCap Market that involve risks and uncertainties and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Accordingly, the following information is provided pursuant to the "Safe Harbor" provisions of the Act. Words such as "may," "should," "anticipate," "believe," "plan," "estimate," "expect" and "intend," and other similar expressions are intended to identify forward-looking statements. These include, but are not limited to, statements regarding the Company's intent to apply for listing of its common stock on The Nasdaq SmallCap Market and its continued listing thereon. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual outcomes to differ materially from those described in the forward-looking statements. Factors that may cause such a difference include, but are not limited to, the risks set forth in the Company's filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company as of the date of this document, and the Company assumes no obligation to update these cautionary statements or any forward-looking statements.

Item 5.  Other Events

Owosso Corporation (the "Company") received notification from The Nasdaq Stock Market, Inc. ("Nasdaq") that the Company's common stock had failed to meet the continued listing requirements for minimum market value of public float of $5,000,000 over 30 consecutive trading days, as required by the Nasdaq National Market rules. Accordingly, the letter informed the Company that it would be provided until February 20, 2001 to regain compliance with the applicable rule or submit an application to transfer the listing of its securities to The Nasdaq SmallCap Market. The letter also informed the Company of its right to appeal Nasdaq's Staff's determination.

After reviewing its options, the Company submitted an application and applicable listing fees to list its common stock on The Nasdaq SmallCap Market on February 19, 2001. Based solely on the Company's review of The Nasdaq SmallCap listing criteria, the Company has no reason to believe that its application for listing its common stock on The Nasdaq SmallCap Market would not receive a favorable determination by Nasdaq.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OWOSSO CORPORATION

Date:  February 20, 2001                By:  /s/ John M. Morrash
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                                             John M. Morrash
                                             Executive Vice President - Finance,
                                             Chief Financial Officer,
                                             Treasurer and Secretary